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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 Date of Report
                                 August 1, 2003
                        (Date of earliest event reported)


                             MARTIN INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)




                0-26228                                   63-0133054
----------------------------------------       ---------------------------------
         (Commission File No.)                 (IRS Employer Identification No.)





       301 East Tennessee Street
           Florence, Alabama                                35630
----------------------------------------       ---------------------------------
(Address of principal executive offices)                 (Zip Code)



                                 (216) 744-6000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



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Item 3.   Bankruptcy or Receivership.

On August 1, 2003, the United States Bankruptcy Court for the Northern District of Alabama in Decatur, Alabama (the "Bankruptcy Court") entered an order (the "Confirmation Order") confirming the Plan of Martin Industries, Inc. (the "Company") under Chapter 11 of the United States Bankruptcy Code (the "Plan"). Copies of the Plan and the Confirmation Order are attached to this filing as Exhibits 2.1 and 2.2 respectively.

Substantially all of the Company's operating assets other than its real property were sold to Monessen Hearth Systems Company in March 2003. The Plan provides that the proceeds of the sale, to the extent not already paid, shall be paid to the Company's primary secured creditor, AmSouth Bank ("AmSouth"), on the Plan's effective date (the "Effective Date"). The Company's real property and its other remaining assets are to be transferred to a liquidation trust (the "Liquidation Trust") on the Effective Date. The Liquidation Trust will sell the real property and distribute the proceeds to the two creditors with security interests in the real property, M-TIN, LLC and AmSouth. The Liquidation Trust will liquidate the remainder of the Company's assets and distribute the proceeds to the Company's unsecured creditors. It is anticipated that the Effective Date will occur on or about August 12, 2003.

The Plan provides that all shares of the Company's common stock (and any other equity securities of the Company) will be cancelled as of the Effective Date. No distribution to the shareholders of the Company is anticipated. On the Effective Date, new shares of common stock will be issued to Merifin Apple, Inc. ("Merifin") in exchange for a purchase price of $50,000 paid into the Liquidation Trust. It is anticipated that Merifin, as the sole shareholder of the Company after the Effective Date, will file a Form 15 with the Securities and Exchange Commission to de-register its common stock under the Securities Exchange Act of 1934, as amended.

The Company has 8,579,960 shares of common stock issued and outstanding. No shares of the Company have been reserved for future issuance in respect of claims and interests filed and allowed under the Plan.

Information as to the assets and liabilities of the Company as of the most recent practicable date prior to the date of the Confirmation Order is contained in the Company's Monthly Operating Report for June 2003, which was filed with the Bankruptcy Court on July 14, 2003, and is attached to this filing as Exhibit 99.1.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  EXHIBITS.

          Exhibit 2.1 Plan of Martin Industries, Inc. under Chapter 11 of the Bankruptcy Code

          Exhibit 2.2   Confirmation Order

          Exhibit 99.1  Monthly Operating Report for the month ended
                        June 30, 2003



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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                    MARTIN INDUSTRIES, INC.
                                                          (Registrant)



Date:  August 11, 2003                      By         /s/ William Neitzke
                                               ---------------------------------
                                                         William Neitzke
                                                        Its President and
                                                     Chief Financial Officer